Exhibit No. 99

WFMBS04-6AR1 - Summary

                               Deal Summary Report                  WFMBS04-6AR1

                                        Assumptions                          Collateral
Settlement     28-May-2004   Prepay         300 PSA        Balance       WAC    WAM   Age   WAL    Dur
1st Pay Date   25-Jun-2004   Default          0 CDR    $395,462,210.00   5.76   358     2   5.56   4.36
                             Recovery      0 months
                             Severity             0%

Tranche   Rating      Balance       Coupon     Principal      Avg    Dur   Yield
Name                                            Window       Life
-------   ------   --------------   ------   -------------   -----   ---   -----
1N1                 38,459,000.00      5.5   06/09 - 03/34   11.04
1S1                 11,556,785.00      5.5   06/04 - 03/12    3.48
1S2                 11,556,785.00     5.25   06/04 - 03/12    3.48
1S3                 11,556,785.00        5   06/04 - 03/12    3.48
1S4                 11,556,785.00     4.75   06/04 - 03/12    3.48
1S5                 11,556,785.00      4.5   06/04 - 03/12    3.48
1S6                 11,556,785.00     4.25   06/04 - 03/12    3.48
1S7                 11,556,785.00        4   06/04 - 03/12    3.48
1S8                 11,556,785.00     3.75   06/04 - 03/12    3.48
1S9                 11,556,791.43      3.5   06/04 - 03/12    3.48
1FL2                41,604,428.57     1.55   06/04 - 03/12    3.48
1IN2                41,604,428.57     6.45   06/04 - 03/12    3.48
1FL1               100,110,656.25     1.55   06/04 - 03/12    3.48
1IN1                45,504,843.75    14.19   06/04 - 03/12    3.48
1S10                18,299,000.00      5.5   03/12 - 03/34   11.88
1V1                  8,169,000.00      5.5   06/04 - 09/12     5.5
1Z1                 10,130,000.00      5.5   09/12 - 03/34   12.46
1V2                  5,892,000.00      5.5   06/04 - 07/12    5.48
1V3                  5,101,000.00      5.5   07/12 - 10/13    8.74
1Z2                  7,306,000.00      5.5   10/13 - 03/34   13.57
1B1                 10,875,210.00      5.5   06/04 - 03/34   10.27

Tranche   Spread   Bench   Price   $@1bp   Accrued   NetNet     Dated     Notes
Name        bp               %             Int(M)     (MM)      Date
-------   ------   -----   -----   -----   -------   ------   ---------   ------
1N1                                                           01-May-04    FIX
1S1                                                           01-May-04    FIX
1S2                                                           01-May-04    FIX
1S3                                                           01-May-04    FIX
1S4                                                           01-May-04    FIX
1S5                                                           01-May-04    FIX
1S6                                                           01-May-04    FIX
1S7                                                           01-May-04    FIX
1S8                                                           01-May-04    FIX
1S9                                                           01-May-04    FIX
1FL2                                                          25-May-04    FLT
1IN2                                                          25-May-04   INV_IO
1FL1                                                          25-May-04    FLT
1IN1                                                          25-May-04    INV
1S10                                                          01-May-04    FIX
1V1                                                           01-May-04    FIX
1Z1                                                           01-May-04    FIX
1V2                                                           01-May-04    FIX
1V3                                                           01-May-04    FIX
1Z2                                                           01-May-04    FIX
1B1                                                           01-May-04    FIX

Treasury                                              Swaps
---------------------------------------------------   ---------------------------------------------
Mat    6MO     2YR     3YR     5YR    10YR    30YR     6MO     2YR     3YR     5YR    10YR    30YR
---   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Yld   0.950   2.089   2.543   3.471   4.428   5.219   1.255   2.408   3.025   3.880   4.864   5.567

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CREDIT | FIRST
SUISSE | BOSTON

                                    CSFB 04-6

Group 1

Pay rules

      1.    Pay the NAS priority amount to the 1N1.

      2.    Pay to the 1S1 to 1S9, 1FL1, 1FL2, 1IN1 prorata until retired.

      3.    Pay concurrently as follows:
            a.    33.33333333% to the 1S10 until retired.

            b.    33.33333333% to the 1V1 and 1Z1 sequentially until retired.

            c. 33.33333333% to the 1V2, 1V3 and 1Z2 sequentially until retired.

      4.    Pay the 1N1 until retired.

1Z1 Waterfall:

      1.    Pay to the 1V1 until retired.

      2.    Pay to the 1Z1 until retired.

1Z2 Waterfall:

      1.    Pay to the 1V2 until retired.

      2.    Pay to the 1V3 until retired.

      3.    Pay to the 1Z2 until retired.

Notes

Pxing Speed = 300 PSA.

NAS bonds = 1N1 standard 60 mo lockout. (Apply Shift to both Sched and Prepays)

Settlement = 05/28

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CREDIT | FIRST
SUISSE | BOSTON

                                   WFMBS 04-6

Group 2

Pay rules

      5.    Pay the NAS priority amount to the 2N1.

      6.    Pay to the 2S1 until retired.

      7.    Pay concurrently as follows:

            a. 66.6666666666667% sequentially to the 2V1, 2V2, 2Z1 until retired.

            b.    33.3333333333333% to the 2S2 until retired.

      8.    Pay the 2N1 until retired.

2Z1 Waterfall:

      3.    Pay to the 2V1 until retired.

      4.    Pay to the 2V2 until retired.

      1.    Pay to the 2Z1 until retired.

Notes

Pxing Speed = 300 PSA.

NAS bonds = 2N1 standard 60 mo lockout. (Apply Shift to both Sched and Prepays)

Settlement = 05/28

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CREDIT | FIRST
SUISSE | BOSTON

                                   WFMBS 04-6

Group 2

Pay rules

      9.    Pay the NAS priority amount to the 3N1.

      10.   Pay to the 3S1 until retired.

      11.   Pay concurrently as follows:

            a.    44.7849613775346% to the 3S2 until retired.

            b.    55.2150386224654% as follows:

                  i.    66.6666666666667% to the 3S3 until retired.

                  ii.   33.3333333333333% as follows:

                        1.    54.6477949614733% to the A9, A10, A11 sequentially
                              until retired.

                        2.    45.3522050385267% to the 3S4 until retired.

      12.   Pay the 3N1 until retired.

Notes

Pxing Speed = 300 PSA.

NAS bonds = 3N1 standard 60 mo lockout. (Apply Shift to both Sched and Prepays)

Settlement = 05/28

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

WFMBS04-6G3BBG - Summary

                               Deal Summary Report                WFMBS04-6G3BBG

                                        Assumptions                          Collateral
Settlement     28-May-2004   Prepay         300 PSA        Balance       WAC    WAM   Age   WAL    Dur
1st Pay Date   25-Jun-2004   Default          0 CDR    $716,217,994.00   5.76   358     2   5.56   4.35
                             Recovery      0 months
                             Severity             0%

Tranche   Rating      Balance       Coupon     Principal      Avg    Dur   Yield
Name                                            Window       Life
-------   ------   --------------   ------   -------------   -----   ---   -----
3N1                 69,652,000.00      5.5   06/09 - 03/34   11.04
3S1                527,446,000.00      5.5   06/04 - 03/12    3.48
3S2                 44,527,000.00      5.5   03/12 - 03/34   11.88
3S3                 36,598,000.00     5.25   03/12 - 03/34   11.88
A9                   3,000,000.00        6   03/12 - 07/13    8.42
A10                  3,000,000.00        6   07/13 - 01/16   10.31
A11                  4,000,000.00        6   01/16 - 03/34   15.66
3S4                  8,299,000.00        6   03/12 - 03/34   11.88
3B1                 19,695,994.00      5.5   06/04 - 03/34   10.27

Tranche   Spread   Bench   Price   $@1bp   Accrued   NetNet     Dated     Notes
Name        bp               %             Int(M)     (MM)      Date
-------   ------   -----   -----   -----   -------   ------   ---------   ------
3N1                                                           01-May-04    FIX
3S1                                                           01-May-04    FIX
3S2                                                           01-May-04    FIX
3S3                                                           01-May-04    FIX
A9                                                            01-May-04    FIX
A10                                                           01-May-04    FIX
A11                                                           01-May-04    FIX
3S4                                                           01-May-04    FIX
3B1                                                           01-May-04    FIX

Treasury                                              Swaps
---------------------------------------------------   ---------------------------------------------
Mat    6MO     2YR     3YR     5YR    10YR    30YR     6MO     2YR     3YR     5YR    10YR    30YR
---   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Yld   0.960   2.311   2.764   3.636   4.544   5.328   1.320   2.574   3.176   3.968   4.881   5.552

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

WFMBS04-6G2BBG - Summary

                               Deal Summary Report                WFMBS04-6G2BBG

                                        Assumptions                          Collateral
Settlement     28-May-2004   Prepay         300 PSA        Balance       WAC    WAM   Age   WAL    Dur
1st Pay Date   25-Jun-2004   Default          0 CDR    $395,462,210.00   5.76   358     2   5.56   4.36
                             Recovery      0 months
                             Severity             0%

Tranche   Rating      Balance       Coupon     Principal      Avg    Dur   Yield
Name                                            Window       Life
-------   ------   --------------   ------   -------------   -----   ---   -----
2N1                 38,459,000.00      5.5   06/09 - 03/34   11.04
2S1                291,231,000.00      5.5   06/04 - 03/12    3.48
2V1                 11,709,000.00     5.25   06/04 - 07/12    5.49
2V2                  9,655,000.00     5.25   07/12 - 09/13    8.71
2Z1                 15,234,000.00     5.25   09/13 - 03/34   13.51
2S2                 18,299,000.00        6   03/12 - 03/34   11.88
2B1                 10,875,210.00      5.5   06/04 - 03/34   10.27

Tranche   Spread   Bench   Price   $@1bp   Accrued   NetNet     Dated     Notes
Name        bp               %             Int(M)     (MM)      Date
-------   ------   -----   -----   -----   -------   ------   ---------   ------
2N1                                                           01-May-04    FIX
2S1                                                           01-May-04    FIX
2V1                                                           01-May-04    FIX
2V2                                                           01-May-04    FIX
2Z1                                                           01-May-04    FIX
2S2                                                           01-May-04    FIX
2B1                                                           01-May-04    FIX

Treasury                                              Swaps
---------------------------------------------------   ---------------------------------------------
Mat    6MO     2YR     3YR     5YR    10YR    30YR     6MO     2YR     3YR     5YR    10YR    30YR
---   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Yld   0.940   2.077   2.528   3.439   4.382   5.173   1.290   2.403   3.018   3.845   4.797   5.512

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.